Exhibit 4.1

EVERBANK FINANCIAL CORP

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Trustee

INDENTURE

Dated as of June 30, 2015

Subordinated Debt Securities

SHOWING REFLECTION OF CERTAIN PROVISIONS REQUIRED PURSUANT TO SECTIONS 3.10 THROUGH 3.18(a), INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939 (WHICH PURSUANT TO SECTION 318(C) OF THE TRUST INDENTURE ACT OF 1939 ARE PART OF AND GOVERN SUCH PROVISIONS OF THE INDENTURE WHETHER OR NOT CONTAINED THEREIN):

TRUST INDENTURE ACT SECTION		INDENTURE SECTION

Section 3.10	(a)(1)	6.09
	(a)(2)	6.09
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(a)(5)	6.09
	(b)	6.08, 6.10
	(c)	Not Applicable

Section 3.11	(a)	6.13
	(b)	6.13

Section 3.12	(a)	7.01, 7.02
	(b)	7.02
	(c)	7.02

Section 3.13	(a)	7.03
	(b)	Not Applicable
	(c)	7.03
	(d)	7.03

Section 3.14	(a)(1), (2) and (3)	7.04
	(a)(4)	10.04

	(b)	Not Applicable
	(c)(1)	1.02
	(c)(2)	1.02
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.02

Section 3.15	(a)	6.01
	(b)	6.02
	(c)	6.01
	(d)	6.01
	(e)	5.14

Section 3.16	(a)(1)(A)	5.12
	(a)(1)(B)	5.13
	(a)(2)	Not Applicable
	(b)	5.08
	(c)	1.04(e)

Section 3.17	(a)(1)	5.03
	(a)(2)	5.04
	(b)	10.03

Section 3.18	(a)	1.07
	(b)	Not Applicable
	(c)	1.07

NOTE: This table is not a part of the Indenture.

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- ii -

- iii -

*	This table of contents is not part of the Indenture.

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INDENTURE, dated as of June 30, 2015, between EverBank Financial Corp, a Delaware corporation (the “Company,” which term shall include any successors and assigns pursuant to the terms of this Indenture) having its principal executive office at 501 Riverside Ave., 12th Floor, Jacksonville, Florida 32202 and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”) in an unlimited aggregate principal amount to be issued in one or more series as provided in this Indenture and has appointed Wells Fargo Bank, National Association, to act as trustee hereunder.

WHEREAS, all things necessary to make this Indenture a valid and binding agreement of the Company in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

Article I Definitions and Other Provisions of General Application

Section 1.01 Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America;

(d) unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Indenture;

(e) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

(f) nouns or pronouns of either gender or neuter shall include, as appropriate, the other noun or pronoun forms.

“Act”, when used with respect to any Holder, has the meaning specified in Section 1.04(a).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authorized Newspaper” means a newspaper customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in such city or cities as the Place of Payment.

“Board of Directors” means the board of directors of the Company, or the executive committee of that board or other committee duly authorized to act on behalf of the board with regard to a given matter.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary or Associate Secretary of the Company, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day”, when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in that Place of Payment are authorized or obligated by law or executive order to close.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

“Company Common Stock” means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company.

“Company Request” and “Company Order” means a written request or order signed in the name of the Company by the Chairman, Vice Chairman, Chief Executive Officer, President, Senior Executive Vice President, Executive Vice President, Chief Financial Officer, Chief Operating Officer, Treasurer, Secretary or Assistant Secretary of the Company, and delivered to the Trustee.

“Corporate Trust Office” means the designated corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 150 East 42nd Street, 40th floor, New York, New York 10017.

“Covenant Defeasance” has the meaning specified in Section 13.03.

“Default” has the meaning specified in Section 5.01.

“Defaulted Interest” has the meaning specified in Section 3.07.

“Defeasance” has the meaning specified in Section 13.02.

“Depositary” means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.01 until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture and, thereafter, “Depositary” shall mean or include such successor.

“Event of Default” has the meaning specified in Section 5.01.

“Excess Proceeds” has the meaning specified in Section 15.10.

“Exchange Act” means the Securities Exchange Act of 1934, any statute successor thereto and the rules and regulations of the Commission promulgated thereunder, in each case as amended from time to time.

“Expiration Date” has the meaning specified in Section 1.04(g).

“Global Security” means a Security that evidences all or part of the Securities of any series issued to the Depositary or its nominee for such series, and registered in the name of such Depositary or its nominee and bears the legend set forth in Section 2.03 or such legend as may be specified as contemplated by Section 3.01 for such Securities.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 3.01.

“Interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

“Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Investment Company Act” means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

“Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

“Notice of Default” means a written notice of the kind specified in Section 5.01(b)(3).

“Officer’s Certificate” means a certificate signed by any of the Chairman, Vice Chairman, Chief Executive Officer, President, Senior Executive Vice President, Executive Vice President, Chief Financial Officer, Chief Operating Officer, Treasurer, Secretary or Assistant Secretary of the Company, and delivered to the Trustee.

“Opinion of Counsel” means a written opinion, reasonably acceptable to the Trustee, of counsel, who may be an employee of or counsel for the Company.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

“Other Company Obligations” means obligations of the Company associated with derivative products such as interest rate and currency exchange contracts, foreign exchange contracts, commodity contracts or any similar arrangements, unless the instrument by which the Company incurred, assumed or guaranteed the obligation expressly provides that it is subordinate or junior in right of payment to any other indebtedness or obligations of the Company.

“Outstanding”, when used with respect to Securities or series of Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(b) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(c) Securities as to which Defeasance has been effected pursuant to Section 13.02;

(d) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

(e) any such Security converted or exchanged as contemplated by this Indenture or any indenture supplemental hereto into Company Common Stock or other securities or property, if the terms of such Security provide for such conversion or exchange pursuant to Section 3.01;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 5.02, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 3.01, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 3.01, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company, or any other obligor upon the Securities or any Affiliate of the Company, or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

“Paying Agent” means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

“Place of Payment”, when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.01.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Principal Subsidiary Bank” means each of (i) EverBank, (ii) any other Subsidiary Bank the consolidated assets of which constitute 20% or more of the consolidated assets of the Company and its Subsidiaries, (iii) any other Subsidiary Bank designated as a Principal Subsidiary Bank pursuant to a Board Resolution and set forth in an Officer’s Certificate, and (iv) any Subsidiary that owns, directly or indirectly, any Voting Shares, or securities convertible into, or options, warrants or rights to subscribe for or purchase Voting Shares, of any Principal Subsidiary Bank under clause (i), (ii) or (iii), and in the case of clause (i), (ii), (iii) or (iv) their respective successors (whether by consolidation, merger, conversion, transfer of substantially all their assets and business or otherwise) so long as any such successor is a Subsidiary Bank (in the case of clause (i), (ii) or (iii) or a Subsidiary (in the case of clause (iv)).

“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

“Responsible Officer”, when used with respect to the Trustee, shall mean any Officer employed in the Corporate Trust Office or any other officer or assistant officer of the Trustee within the Corporate Trust Office of the Trustee with direct responsibility for the administration of the Indenture and also with respect to a particular matter, any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any such corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

“Securities Act” means the Securities Act of 1933, any statute successor thereto and the rules and regulations of the Commission promulgated thereunder, in each case as amended from time to time.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.05.

“Senior Company Indebtedness” means with respect to any series of Securities issued hereunder, the meaning ascribed to such term in the Board Resolutions or supplemental indenture establishing such series in accordance with Section 3.01 hereof, and shall include: (i) the principal of, and premium, if any, and interest on “indebtedness for money borrowed” of the Company whether outstanding on the date hereof or hereafter created, assumed or incurred, except for indebtedness that expressly states that it is subordinate in right of payment to indebtedness for money borrowed of the Company and (ii) any deferrals, renewals or extensions of any such indebtedness. The term “indebtedness for money borrowed” means any obligation of, or any obligation guaranteed by, us for the repayment of money borrowed, whether or not evidenced by bonds, debentures, notes or other written instruments, any off-balance sheet guarantee obligation, any obligation under a direct credit substitute, including any letters of credit, bankers’ acceptance, security purchases facility or similar agreement, any capitalized lease obligation; and any deferred obligation for payment of the purchase price of any property or assets. Senior Company Indebtedness excludes any indebtedness that: (a) expressly states that it is junior to, or ranks equally in right of payment with, the Securities or the Securities of any series; (b) is identified as junior to, or equal in right of payment with, the Securities or the Securities of any series in any Board Resolution or in any supplemental indenture or (c) constitutes trade creditor indebtedness.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” means a corporation, a partnership, business or statutory trust or a limited liability company, a majority of the outstanding Voting Shares of which are owned or controlled, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company.

“Subsidiary Bank” means any Subsidiary that is organized under the laws of the United States, any State of the United States, the District of Columbia, any territory of the United States, Puerto Rico, Guam, American Samoa or the Virgin Islands and either (i) accepts deposits that the depositor has a legal right to withdraw on demand and engages in the business of making commercial loans or (ii) is a trust company.

“Trust Indenture Act” means the Trust Indenture Act of 1939 as amended and as in force at the date as of which this Indenture was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

“U.S. Government Obligation” has the meaning specified in Section 13.04.

“Vice President”, when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”

“Voting Shares” means outstanding shares of capital stock or similar equity interests having under ordinary circumstances voting power for the election of directors, managers or the substantial equivalent thereof whether at all times or only so long as no senior class of stock or similar equity interest has such voting power by reason of the happening of any contingency.

Section 1.02 Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of the Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Section 1.03 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, a governmental official or officials or any other Person or Persons stating that the information with respect to such factual matters is in the possession of the Company, official or Person, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any other Security, they may, but need not, be consolidated and form one instrument.

Section 1.04 Acts of Holders; Record Dates

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

Without limiting the generality of this Section 1.04, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture or the Securities to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depositary’s standing instructions and customary practices

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

(c) The ownership of Securities shall be proved by the Security Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

(e) The Company may set any day as a record date (which shall be no less than 15 days prior to any payment date even if such date is not a Business Day) for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series; provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

(f) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(b) or (iv) any direction referred to in Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

(g) With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 1.05 Notices, Etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at the Corporate Trust Office, Attention: Corporate Trust Administration, or

(b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered, first-class postage prepaid, to the Company addressed to the attention of its Chief Financial Officer and its General Counsel at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Trustee shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.

Section 1.06 Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and delivered, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so delivered, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given or provided. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.07 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required or deemed under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 1.08 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.09 Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind their respective successors and assigns, whether so expressed or not.

Section 1.10 Severability Clause. In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not, to the fullest extent permitted by law, in any way be affected or impaired thereby.

Section 1.11 Benefits of Indenture. Nothing in this Indenture or in any Security, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar and any Paying Agent and their respective successors hereunder, the Holders and the holders of Senior Company Indebtedness with respect to such Series, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12 Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 1.13 Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Stated Maturity, Maturity of, or any other day on which a payment is due with respect to, any Security or the last date on which a Holder of Securities has the right to convert its Securities, shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security (other than a provision of any Security or in the Board Resolution, Officer’s Certificate or supplemental indenture establishing the terms of any Security that specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) or conversion of the Securities need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, at the Stated Maturity, Maturity or on any such other payment date or on such last day for conversion, as the case may be, and no interest shall accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date, Stated Maturity, Maturity or other payment date or last day for conversion, as the case may be, to the next succeeding Business Day.

Section 1.14 Counterparts Originals. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or electronic format (e.g., “.pdf” or “.tif”) transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (e.g., “.pdf” or “.tif”) shall be deemed to be their original signatures for all purposes.

Section 1.15 Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 1.16 Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 1.17 U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

Article II Security Forms

Section 2.01 Forms of Securities. The Securities of each series shall be in substantially the form as shall be established pursuant to this Article and Section 3.01, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture (and which do not affect the rights, duties or immunities of the Trustee) or as may be required to comply with any law or with any rules or regulations made pursuant thereto or with any rules or regulations of any securities exchange or as may, consistently herewith, be determined by the officers of the Company executing such Security as evidenced by their execution of the Security.

Each Security shall be in a form approved from time to time by or pursuant to a Company Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Company Board Resolution, the Company shall deliver to the Trustee the Company Board Resolution by or pursuant to which such form of Security has been approved, and, if a Company Board Resolution authorizes a specific officer or officers of the Company to approve a form of Security, a certificate of such officer or officers approving the form of Security attached thereto.

Section 2.02 Form of Trustee’s Certificate of Authentication. The Trustee’s certificates of authentication shall be in substantially the following form:

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

BY		Date:
AUTHORIZED SIGNATORY

Section 2.03 Global Securities.

If Securities of a Series shall be issuable in temporary or permanent global form, then, notwithstanding Section 3.01 and Section 3.02, any such Security may provide that it or any number of such Securities shall represent such of the Outstanding Securities of that series from time to time specified in such Securities in global form endorsed thereon or reflected on the books and records of the Trustee and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges or partial redemptions or increased to reflect the issuance of additional uncertificated Securities of that series. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or pursuant to Section 3.01 with respect to such Security or in the Company Order to be delivered pursuant to Section 3.03 or Section 3.04 with respect thereto. Subject to the provisions of Section 3.03 and, if applicable, Section 3.04, the Trustee shall deliver and redeliver any Security in global form in the manner and upon instructions given by the Person or Persons specified therein or pursuant to Section 3.01 with respect to such Security or in the applicable Company Order. If a Company Order pursuant to Section 3.03 or Section 3.04 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officer’s Certificate and need not be accompanied by an Opinion of Counsel unless requested by the Trustee. Notwithstanding the foregoing provisions of this paragraph, in the event a Global Security is exchangeable for definitive Securities as provided in Section 3.05, then, unless otherwise provided in or pursuant to this Indenture with respect to the Securities of such Series, the Trustee shall deliver and redeliver such Global Security to the extent necessary to effect such exchanges, shall endorse such Global Security to reflect any decrease in the principal amount thereto resulting from such exchanges and shall take such other actions, all as contemplated by Section 3.05

Unless otherwise specified as contemplated by Section 3.01 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

“UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES OF THIS SERIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF SUCH A TRANSFERROR TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF SUCH A TRANSFEREE OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF SUCH A TRANSFERROR AND ANY PAYMENT IS MADE TO SUCH A TRANSFEREE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, SUCH A TRANSFERROR, HAS AN INTEREST HEREIN.”

Article III The Securities

Section 3.01 Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution or determined in the manner provided in an Officer’s Certificate of the Company, or established in one or more indentures supplemental hereto, which shall be delivered to the Trustee prior to the issuance of Securities of any series,

(a) the form of the Securities of the series;

(b) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

(c) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06, 11.07 or upon surrender in part of any Security for conversion or exchange into Company Common Stock or other securities or property pursuant to its terms and except for any securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder); provided, however, that the authorized aggregate principal amount of such series may from time to time be increased above such amount by Board Resolution to such effect;

(d) the date or dates on which the principal of any Securities of the series is payable or the method by which such date or dates shall be determined or extended;

(e) the rate or rates at which any Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, the manner (if any) of determination of such Interest Payment Dates and the Regular Record Date for any such interest payable on any Interest Payment Date;

(f) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

(g) the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

(h) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(i) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

(j) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

(k) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of making payment in the currency of the United States of America and applying the definition of “Outstanding” in Section 1.01;

(l) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

(m) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or the method by which such portion shall be determined;

(n) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 13.02 or Section 13.03 or both such Sections, or pursuant to a manner varying from such Sections, any provisions to permit a pledge of obligations other than U.S. Government Obligations or the establishment of other arrangements) to satisfy the requirements of Section 13.04 for defeasance of such Securities and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

(o) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.03 and any circumstances in addition to or in lieu of those set forth in Section 3.05 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof and any other provisions governing exchanges or transfers of any such Global Security;

(p) any addition to, elimination of or other change in the Defaults or Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.02;

(q) any addition to, elimination of or other change in the covenants set forth in Article X which applies to Securities of the series;

(r) any provisions necessary to permit or facilitate the issuance, payment or conversion of any Securities of the series that may be converted into Company Common Stock, other securities or other property other than Securities of the same series and of like tenor, whether in addition to, or in lieu of, any payment of principal or other amount and whether at the option of the Company or otherwise;

(s) if other than as set forth herein, provisions for the satisfaction and discharge of the indebtedness represented by the Securities of such series;

(t) if other than as set forth herein, provisions for the subordination of the Securities of such Series and the definition of Senior Company Indebtedness with respect to such series;

(u) the terms and conditions, if any, pursuant to which the Securities of the series are secured;

(v) any restriction or condition on the transferability of the Securities of such series;

(w) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.01(b)); and

(x) any trustees, paying agents, transfer agents or registrars with respect to the Securities of such series.

The Securities shall be subordinated and junior in right of payment to Senior Company Indebtedness and, in certain circumstances, to Other Company Obligations, as provided in Article XV or such supplemental indenture.

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.03) set forth, or determined in the manner provided, in the Officer’s Certificate referred to above or in any such supplemental indenture hereto. If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the secretary or an assistant secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate setting forth the terms of the series.

Section 3.02 Denominations. The Securities of each series shall be issuable only in fully registered form without coupons and only in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 3.03 Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman, Vice Chairman, Chief Executive Officer, President, Senior Executive Vice President, Executive Vice President, Chief Financial Officer, Chief Operating Officer or Treasurer attested by its Secretary or Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile. Typographical and other minor errors or defects in any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and a supplemental indenture or Officer’s Certificate pursuant to Section 3.01, setting forth the terms of the Securities. The Trustee in accordance with the Company Order shall authenticate and deliver such Securities without any further action by the Company.

In authenticating the Securities of any series and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel, prepared in accordance with Section 1.02 stating that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

The Trustee shall have the right to decline to authenticate and deliver any security under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual or facsimile signature and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 3.04 Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon receipt of a Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 3.05 Registration, Registration of Transfer and Exchange. The Company shall cause to be kept a register (each such register being herein sometimes referred to as the “Security Register”) at an office or agency for such series in accordance with Section 10.02 in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Securities of such series and of transfers of the Securities of such series. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided. The Company shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment. In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.

Except as otherwise provided in or pursuant to this Indenture, upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

Except as otherwise provided in or pursuant to this Indenture, at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series containing identical terms and provisions, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency for such series. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for such Security duly executed, by the Holder thereof or its attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities or any redemption or repayment of Securities or any conversion or exchange of Securities for Company Common Stock or other types of securities or property, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06, 11.07 or upon surrender in part of any Security for conversion or exchange into Company Common Stock or other securities or property pursuant to its terms, in each case, not involving any transfer.

Except as otherwise provided in or pursuant to this Indenture, if the Securities of any series (or of any series and specified tenor) are to be redeemed, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

The provisions of clauses (a) through (e) below shall apply only to Global Securities:

(a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture. Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, a Global Security representing all or a portion of the Securities may not be transferred except as a whole by the Depositary to a nominee of such Depositary, or by a nominee of such Depositary to such Depositary or another nominee of such Depositary, or by such Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

(b) The Global Securities of any series shall be exchangeable for definitive certificated Securities of such series only if (i) the Depositary for such Global Securities notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Securities or at any time the Depositary for such Global Securities ceases to be a clearing agency registered as such under the Exchange Act, if so required by applicable law or regulation, and no successor Depositary for such Securities shall have been appointed within 90 days after such notification or of the Company becoming aware of the Depositary’s ceasing to be so registered, as the case may be, or (ii) the Company, in its sole discretion, determines that the Securities of such series shall no longer be represented by one or more Global Securities and executes and delivers to the Trustee a Company Order to the effect that such Global Securities shall be so exchangeable. If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall cease to be a clearing agency registered under the Exchange Act as provided in clause (i) above, the Company shall appoint a successor Depositary. If a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility or the Company determines that the securities shall no longer be represented by one or more Global Securities as provided in clause (ii) above, the Company will execute, and the Trustee, upon receipt of a Company Order, Officer’s Certificate and an Opinion of Counsel, if requested by the Trustee, for the authentication and delivery of individual Securities, will authenticate and make available for delivery, individual Securities in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing the Securities in exchange for such Global Security or Securities. The Trustee shall have no liability or responsibility for the action or inaction of the Depositary.

(c) The Company may at any time and in its sole discretion determine that individual Securities issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities, will authenticate and make available for delivery, individual Securities in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing the Securities in exchange for such Global Security or Securities.

(d) The Depositary may surrender a Global Security in exchange in whole or in part for individual Securities on such terms as are acceptable to the Company, the Trustee and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and make available for delivery, without service charge to the Holder:

(1) to each Person specified by such Depositary a new individual Security or Securities of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the Global Security; and

(2) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of individual Securities delivered to Holders thereof.

(e) Upon the exchange of a Global Security for individual Securities in an aggregate principal amount equal to the principal amount of such Global Security, such Global Security shall be canceled by the Trustee. Individual Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall make available for delivery such individual Securities to the Persons in whose names such Securities are so registered.

Section 3.06 Mutilated, Destroyed, Lost And Stolen Securities. If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them (and any agent of either of them) harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of written notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.07 Payment of Interest; Interest Rights Preserved. Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In the case of a Security issued between a record date and the initial Interest Payment Date relating to such record date, interest for the period beginning on the date of issue and ending or such initial Interest Payment Date shall be paid to the person to whom such Security shall have been originally issued.

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (a) or (b) below:

(a) The Company may elect to make payment of any Defaulted Interest payable on any Securities of a series to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so delivered, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (b).

(b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which such Securities may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security of any series delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

In the case of any Security which is converted after the close of business on any Regular Record Date and on or prior to the opening of business on the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable. Notwithstanding the foregoing, the terms of any Security that may be converted may provide that the provisions of this paragraph do not apply, or apply with such additions, changes or omissions as may be provided thereby, to such Security.

Section 3.08 Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.07) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

None of the Company, the Trustee, nor any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 3.09 Cancellation. All Securities surrendered for payment, redemption, conversion, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with the Trustee’s customary procedures.

Section 3.10 Computation of Interest. Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11 CUSIP Numbers. The Company in issuing Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use the “CUSIP” number for the Securities in notices to the Holders as a convenience to such Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such notice shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any changes in the “CUSIP” numbers.

Article IV Satisfaction and Discharge

Section 4.01 Satisfaction and Discharge of Indenture. Unless, pursuant to Section 3.01, the provisions of this Section 4.01 shall not be applicable with respect to the Securities of any Series, the Company shall be deemed to have satisfied and discharged the entire indebtedness on all the Outstanding Securities of any particular series, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

(a) either

(1) all Outstanding Securities of such series theretofore authenticated and delivered (other than (i) any Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Outstanding Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03), have been delivered to the Trustee for cancellation; or

(2) with respect to all Outstanding Securities of such series described in (1) above not theretofore delivered to the Trustee for cancellation, such Securities

(i) have become due and payable, or

(ii) will become due and payable at their Stated Maturity within one year, or

(iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on all such Outstanding Securities of such series not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Outstanding Securities of such series; and

(c) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee under Section 6.07, and, if money shall have been deposited with the Trustee pursuant to subclause (2) of Clause (a) of this Section, the obligations of the Trustee with respect to the Securities of such series under Section 4.02 and the last paragraph of Section 10.03, in each case, shall survive such satisfaction and discharge.

Section 4.02 Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities subject to discharge under Section 4.01 and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with or received by the Trustee. All moneys deposited with or received by the Trustee pursuant to Section 4.01 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

Article V Remedies

Section 5.01 Events of Default and Defaults.

(a) “Event of Default,” wherever used in this Indenture with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless such Event of Default is either inapplicable to a particular series or is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolutions or Officer’s Certificate establishing such series of Securities or the terms of the Securities of such series as contemplated by Section 3.01:

(1) the entry of a decree or order by a court having jurisdiction in the premises for relief in respect of the Company or any Principal Subsidiary Bank under Title 11 of the United States Code, as now constituted or as hereafter amended, or any other applicable Federal or State bankruptcy, insolvency or reorganization law, or appointing a receiver, trustee or other similar official (except for the appointment of a conservator) of the Company or any Principal Subsidiary Bank of substantially all of its property, or ordering the winding-up or liquidation of its affairs under any such law and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

(2) the filing by the Company or any Principal Subsidiary Bank of a petition or answer or consent seeking relief under Title 11 of the United States Code, as now constituted or as hereinafter amended, or any other applicable Federal or State bankruptcy law or other similar law, or the consent by it to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking possession of a receiver, trustee, custodian or other similar official (except for the appointment of a conservator) of the Company or any Principal Subsidiary Bank of substantially all of its property under any such law; or

(3) any other Event of Default provided with respect to Securities of a series.

(b) “Default,” wherever used in this Indenture with respect to Securities of any series, means any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless such Default is either inapplicable to a particular series or is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolutions or Officer’s Certificate establishing such series of Securities or the terms of the Securities of such series as contemplated by Section 3.01:

(1) default in the payment of any interest on any Security of such series when such interest becomes due and payable, and continuance of such default for a period of 30 days;

(2) default in the payment of the principal of (including any sinking fund payment or analogous obligation) or premium, if any, on any Security of such series as and when the same shall become due and payable either at Maturity or otherwise;

(3) default in the performance, or breach, of any covenant or warranty of the Company in respect of the Securities of such series (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with or that has been expressly included in this Indenture, whether or not by means of a supplemental indenture, solely for the benefit of Securities of a series other than that series), and continuance of such default or breach (without such default or breach having been waived in accordance with the provisions of this Indenture) for a period of 90 days after there has been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Subordinated Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(4) any other Default provided with respect to Securities of a series.

Section 5.02 Acceleration of Maturity; Rescission and Annulment. Unless the supplemental indenture, Board Resolution or Officer’s Certificate establishing or evidencing the establishment of a series of Securities or the terms of the Securities of a series pursuant to this Indenture shall provide otherwise, if an Event of Default with respect to any series of Securities occurs and is continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series may declare the principal (or, if Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of the Securities of such series) of all the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders of Securities), and upon any such declaration such principal or such lesser amount, as the case may be, shall become immediately due and payable.

At any time after such a declaration of acceleration with respect to any series of Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities of such series (voting as one class), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

(a) the Company has paid or deposited with the Trustee a sum sufficient to pay (or, to the extent that the terms of the Securities of such Series established pursuant to Section 3.01 expressly provide for payment to be made in shares of Company Common Stock or other securities or property, shares of Company Common Stock or other securities or property, together with cash in lieu of fractional shares or securities, sufficient to pay)

(1) all overdue interest on all Securities of that series that have become due other than by such declaration of acceleration,

(2) the principal of (and premium, if any, on) any Securities of that series which have become due other than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

(3) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

(4) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, except as a result of negligence or willful misconduct of the Trustee as determined by a court of competent jurisdiction in a final, non-appealable order,

and

(b) all Events of Default or Defaults with respect to Securities of such series, other than the nonpayment of the principal of, or any premium and interest on, Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

If the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after the date of such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, on such portion and all other amounts owing under such Original Issue Discount Security, shall constitute payment in full of such Original Issue Discount Securities.

Section 5.03 Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

(a) default is made in the payment of any interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

(b) default is made in the payment of the principal of (including any sinking fund payment or analogous obligation) or premium, if any, on any Security of any series, whether upon Maturity or otherwise, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of Securities of such series, the whole amount then due and payable on Securities of such series for principal, premium, if any, and interest, with interest upon the overdue principal and premium, if any, and to the extent that payment of such interest is lawful, upon overdue installments of interest, at the rate or rates prescribed therefor by the terms of the Securities of such series subject, however, to any limitation on such obligation of the Company to pay such amounts as shall be set forth in the supplemental indenture, Board Resolution or Officer’s Certificate establishing or evidencing the establishment of a series of Securities or the terms of the series of Securities of which such Security is a part pursuant to this Indenture; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, except as a result of negligence or willful misconduct of the Trustee.

If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

If an Event of Default or a Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.04 Trustee May File Proof of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities of a series), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized,

(a) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of a series, of principal, premium, if any, and interest owing and unpaid in respect of such Securities and to file such other papers or documents as may be necessary or advisable in order to have the claim of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of such Securities allowed in such judicial proceeding, and

(b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Security Holders, to pay to the Trustee any amount due to it for the reasonable compensation expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee hereunder.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of Securities any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of Securities in any such proceeding.

Section 5.05 Trustee May Enforce Claims Without Possession of Securities. The Trustee may pursue any remedy available hereunder or under applicable law in connection herewith, and all rights of action and claims under this Indenture or under the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities in respect of which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

Section 5.06 Application of Money Collected. Subject to the provisions of Article XV hereof, any money collected by the Trustee pursuant to this Article with respect to a series of Securities (other than sums held in trust for the benefit of Holders of particular Securities) shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee (acting in any capacity) hereunder.

SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities of such Series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities of such Series for principal and any premium and interest, respectively.

THIRD: The balance, if any, to the Company, or as a court of competent jurisdiction may direct.

Section 5.07 Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(a) such Holder has previously given written notice to the Trustee of a continuing Event of Default or Default with respect to the Securities of such series;

(b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Default in its own name as Trustee hereunder;

(c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

(d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such Series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders of Securities of such Series.

Section 5.08 Unconditional Right of Holders to Receive Principal, Premium, Interest and to Convert. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) at the respective places, at the respective times and, in the case of any Security that is convertible into or exchangeable for Company Common Stock or other securities or property, to convert or exchange, as the case may be, such Security in accordance with its terms to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

Section 5.09 Restoration of Rights and Remedies. If the Trustee or any Holder of any Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder of any Security, then and in every such case, the Company, the Trustee and the Holders of any Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of any Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11 Delay Or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default or Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default or Default. Every right and remedy given by this Article or by law to the Trustee or to the Holders of any Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12 Control By Holders. The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under this Indenture, with respect to the Securities of such series, provided that

(a) such direction shall not be in conflict with any statute or rule of law or with this Indenture or with such Securities,

(b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

(c) the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the proceedings so directed would expose the Trustee to personal liability or would be unduly prejudicial to the Holders of Securities of that series not joining in such direction.

Section 5.13 Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

(a) in the payment of the principal of or any premium or interest on any Security of such series, or in the payment of any sinking fund installment or analogous obligation with respect to Securities of such series, or

(b) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default or Default arising from such default shall be deemed to have been cured for every purpose in respect of the Securities of such series under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder of any Security, or group of Holders of any Security, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of Securities for the enforcement of the payment of the principal of, premium, if any, or interest of any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of the right, if any, to convert or exchange any Security into other securities in accordance with its terms.

Section 5.15 Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Article VI The Trustee

Section 6.01 Certain Duties and Responsibilities.

(a) Except during the continuance of an Event of Default or Default,

(1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2) the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(b) In case an Event of Default or Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order, except that

(1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section 6.01;

(2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series determined as provided in Sections 1.04 and 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

(4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or security and indemnity acceptable to the Trustee against such risk or liability is not reasonably assured to it.

(d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

(e) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

Section 6.02 Notice of Defaults. If a Default or Event of Default occurs and is continuing with respect to the Securities of any series and if it is known to the Trustee as described in Section 6.03(j), within 90 days after the occurrence of any such Default or Event of Default hereunder, the Trustee shall transmit in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of or premium, if any, or interest on any Security of such series, or in the payment of any sinking fund installment or analogous obligation with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, that in the case of any Default or Event of Default of the character specified in Section 5.01(b)(3) no such notice to Holders of Securities of such series shall be given until at least 60 days after the occurrence thereof.

Section 6.03 Certain Rights of Trustee. Except as otherwise provided in Section 6.01:

(a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (in each case, other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.03 which shall be sufficiently evidenced as provided therein), and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, rely upon an Officer’s Certificate;

(d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation thereto at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney, at the expense of the Company;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(i) before the Trustee acts or refrains from acting, it may require an Officer’s Certificate and/or an Opinion of Counsel conforming to Section 1.02 or both, and the Trustee will not be liable for any action it takes or omits to take in good faith in reliance on the certificate or opinion;

(j) the Trustee shall not be deemed to have notice or knowledge of any Default or Event of Default unless a Responsible Officer of the Trustee shall have received written notice at its Corporate Trust Office from the Company or by the Holders of at least 25% in the aggregate principal amount of the Outstanding Securities referencing the Securities and this Indenture or obtained actual knowledge thereof. In the absence of receipt of such notice or actual knowledge, the Trustee may conclusively assume that there is no Event of Default;

(k) in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(l) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder and each of the Trustee’s officers, directors, agents and employees; and

(m) the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.

Section 6.04 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, subject to the terms hereof, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.05 May Hold Securities. The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

Section 6.06 Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 6.07 Compensation and Reimbursement. The Company agrees

(a) to pay to the Trustee (acting in any capacity) from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b) except as expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined to have been caused by its own bad faith, negligence or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order; and

(c) to indemnify the Trustee (acting in any capacity) for, and to hold it harmless against, any loss, liability, claim, damage or reasonable expense incurred without negligence or willful misconduct on its part, as determined by a court of competent jurisdiction in a final, non-appealable order, arising out of or in connection with its execution and administration of this agreement and the acceptance and administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified by Section 5.01(a)(1) or Section 5.01(a)(2), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law and the Trustee shall have a right of payment prior to the payment of principal, interest and premium, if any, on the Notes hereunder for any amounts owing to the Trustee hereunder.

The provisions of this Section shall survive the resignation or removal of the Trustee and the termination of this Indenture.

Section 6.08 Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, but only to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series. There shall be excluded from the terms of Section 310(b) of the Trust Indenture Act any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b) are met.

Section 6.09 Corporate Trustee Required; Eligibility. There shall at all times be one Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. Neither the Company nor any person directly or indirectly controlling, controlled by or under common control with the Company shall serve as the trustee for Securities of any series issued hereunder. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.10 Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

(b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

(d) If at any time:

(1) the Trustee shall fail to comply with the obligations imposed on it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Company or by any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, or

(2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

(3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities or the Securities of such series, or (B) subject to Section 5.14 and 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company and accepted such appointment within 30 days of the mailing of such notice of resignation, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11 Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective with respect to all series as to which it is thereby resigning as Trustee and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the resigning Trustee with respect to all or any such series; but, on request of the Company or such successor Trustee, such resigning Trustee shall, upon payment of its outstanding charges and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee with respect to all or any such series, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to all or any such series, subject nevertheless to its lien, if any, provided for in Section 6.07. Upon reasonable request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of any applicable series may execute and deliver an indenture supplemental hereto containing such provisions as shall be deemed necessary or desirable to confirm that all rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of any series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and adding to or changing any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in any such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. No successor Trustee with respect to any series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to such series under this Article. No retiring or removed Trustee shall have any liability or responsibility for the action or inaction of any successor Trustee.

Section 6.12 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article without the execution or filing of any paper or any further act on the part of any of the parties hereto. If any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. If any Securities shall not have been authenticated by such predecessor Trustee, then any such successor Trustee may authenticate and deliver such Securities in either its own name or that of its predecessor Trustee.

Section 6.13 Preferential Collection of Claims Against. The Trustee shall comply with the requirements of Section 311 of the Trust Indenture Act and any rules promulgated by the Commission thereunder.

Article VII Holders’ Lists and Reports by Trustee and Company

Section 7.01 Company to Furnish Trustee Names and Addresses of Holders. In accordance with Section 312(a) of the Trust Indenture Act, the Company will furnish or cause to be furnished to the Trustee

(a) semi-annually and not more than ten days after each Regular Record Date for a series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of such Regular Record Date, and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, no such list need be furnished if the Trustee shall also be the Security Registrar.

Section 7.02 Preservation of Information; Communications to Holders. The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act. Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Trustee, any Paying Agent or any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of delivery of any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

Section 7.03 Reports by Trustee. (a) Within 60 days after May 15 of each year commencing with the May 15th following the date of this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in Section 313(c) of the Trust Indenture Act, a brief report, if required by and in compliance with Section 313(a) of the Trust Indenture Act; provided, however, that if no event described in Section 313(a) of the Trust Indenture Act has occurred within twelve months preceding the reporting date with respect to a series of Securities, no report need be transmitted to Holders of such series. The Trustee also shall comply with Section 313(b) and Section 313(c) of the Trust Indenture Act.

(b) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Section 313(c) and Section 313(d) of the Trust Indenture Act. The Company will notify the Trustee whenever any Securities are listed or delisted on any stock exchange.

Section 7.04 Reports by Company. The Company shall comply with the provisions of Section 314(a) of the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, shall be deemed to have been filed with the Trustee upon submission by the Company to the Securities and Exchange Commission of such information, documents or reports, but only so long as such information, documents or reports are publicly available through the Securities and Exchange Commission’s Electronic Data Gathering, Analysis and Retrieval system. Delivery to the Trustee of any reports, information and documents required by this section, is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates). The Trustee shall have no liability or responsibility for the content, filing or timeliness of any report required hereunder except for any report required under Section 7.03 hereof.

Article VIII Consolidation, Merger, Conveyance, Transfer or Lease

Section 8.01 Company May Consolidate, Etc., only on Certain Terms. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

(a) either (i) the Company is the surviving entity or (ii) the resulting, surviving or transferee entity formed by such consolidation or into which the Company is merged or which acquires or leases the Company’s assets is a corporation, partnership, trust or limited liability company organized and existing under the laws of the United States, any state thereof or the District of Columbia and expressly assumes by a supplemental indenture (in form and substance reasonably satisfactory to the Trustee) all of the Company’s obligations in connection with the Securities and this Indenture;

(b) no Default or Event of Default or an event which, after notice or lapse of time or both, would become a Default or Event of Default will exist immediately after giving effect to such transaction; and

(c) the Company delivers to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the assets, substantially as an entirety, of one or more Subsidiaries of the Company, the Company’s interest in which constitutes the Company’s assets substantially as an entirety, shall be deemed to be the transfer of the Company’s assets substantially as an entirety.

Section 8.02 Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities (except in the case of a lease). In the event of any such conveyance or transfer (but not in the case of a lease), the Person named as the “Company” or any successor which shall theretofore have become such in the manner prescribed in this Article may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its obligations under this Indenture.

Article IX Supplemental Indentures

Section 9.01 Supplemental Indentures Without Consent of Holders. Without the consent of any Holders of any Securities, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities; or

(b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; provided that such action shall not adversely affect the interests of the Holders of the Securities of any series then Outstanding; or

(c) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in uncertificated or global form; or

(d) to establish any Series of Securities and the form or terms of Securities of any series as permitted by Section 2.01 and Section 3.01, including, without limitation, any subordination provisions and any deletions from or additions or changes to this Indenture in connection therewith (provided that any such deletions, additions and changes shall not be applicable to any other Series of Securities then Outstanding); or

(e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

(f) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such other provisions shall not adversely affect the interests of the Holders of Securities of any series then Outstanding in any material respect; or

(g) to make provisions with respect to any conversion or exchange provisions applicable to Securities of such series that are convertible into or exchangeable for Company Common Stock or other securities or property; or

(h) to amend, supplement or eliminate any provision contained herein or in any supplemental indenture or in any Securities (which amendment or supplement may apply to one or more series of Securities or to one or more Securities within any series as specified in such supplemental indenture or indentures), provided that such amendment, supplement or elimination does not apply to any Outstanding Security issued prior to the date of such supplemental indenture and entitled to the benefits of such provision; or

(i) to add any additional Events of Default or Defaults (and if such Events of Default or Defaults are to be for the benefit of less than all series of Securities, stating that such are expressly being included solely for the benefit of such series); or

(j) to delete or modify any Events of Default or Defaults with respect to all or any series of the Securities, the form and terms of which are being established pursuant to such supplemental indenture as permitted in Section 3.01 (and, if any such deletion or modification is applicable to fewer than all such series of the Securities, specifying the series to which such deletion or modification is applicable), and to specify the rights and remedies of the Trustee and the Holders of such Securities in connection therewith; or

(k) to add, change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act.

The Trustee with respect to any series of Securities affected by such supplemental indenture is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 9.02 Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series (voting as one class) affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of the Securities of such series or of or of modifying in any manner the rights of the Holders of Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

(a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) in each case as such Stated Maturity, Redemption Date or date of repayment may, if applicable, be extended in accordance with the terms of such Security, or in the case of any Security that is convertible into or exchangeable for Company Common Stock or other securities or property, or in the case of any Security that is convertible into or exchangeable for Company Common Stock or other securities or property, adversely affect the right to convert or exchange any such Security in accordance with its terms, or

(b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

(c) modify any of the provisions of this Section, Section 5.13 or Section 10.06, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

Anything in this Indenture to the contrary notwithstanding, if more than one series of Securities is Outstanding, the Company shall be entitled to enter into a supplemental indenture under this Section 9.02 with respect to any one or more series of Outstanding Securities without entering into a supplemental indenture with respect to any other series of Outstanding Securities.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.03 Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel and Officer’s Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture will constitute the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 9.04 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be deemed to be modified and amended in accordance therewith, but only with regard to the Securities of each series affected by such supplemental indenture, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee for the Securities of such series, the Company and the Holders of any Securities of such series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes with regard to the Securities of such series.

Section 9.05 Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 9.06 Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company, and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 9.07 Subordination Unimpaired. No supplemental indenture entered into under this Article IX shall modify, directly or indirectly, the provisions of Article XV or the definition of Senior Company Indebtedness in Section 1.01 or establish a definition of Senior Company Indebtedness pursuant to Section 3.01(t) in connection with any series of Securities, in any manner that might alter or impair the subordination of the Securities with respect to Senior Company Indebtedness then outstanding, unless each holder of such Senior Company Indebtedness has consented thereto in writing.

Article X Covenants

Section 10.01 Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture. Each installment of interest on the Securities of any series may be paid by mailing checks for such interest payable to or upon the written order of the Holders of Securities entitled thereto as they shall appear on the registry books of the Company

Section 10.02 Maintenance of Office or Agency. The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, and where Securities of such series may be surrendered for conversion and an agency where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. With respect to a Place of Payment that is in the same location as the Corporate Trust Office, the Company hereby appoints the Corporate Trust Office as its initial office or agency for the purposes of this Section 10.02. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands (which shall not include service of process).

The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 10.03 Money for Securities Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of such series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of, premium, if any, or interest on any Securities of such series deposit, subject to Section 12.03, with a Paying Agent a sum sufficient to pay the principal, premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee and the Company, subject to the provisions of this Section, that such Paying Agent will:

(a) hold all sums held by it for the payment of principal of or premium, if any, or any interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to said Persons or otherwise disposed of as herein provided;

(b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal of, premium or interest on the Securities of such series; and

(c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

To the extent that the terms of any Securities established pursuant to Section 3.01 provide that any principal of, or premium or interest, if any, on any such Securities is or may be payable in other securities or property, then the provisions of this Section 10.03 shall apply, mutatis mutandis, to such other securities or property.

The Company may at any time for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or premium, if any, or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, not later than 30 days after the Company’s request for such repayment, at the expense of the Company, cause to be published once, in an Authorized Newspaper in the Place of Payment for such Series, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 10.04 Certification of Compliance of the Company.

(a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officer’s Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating whether or not, to the best of his or her knowledge, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to notice requirements or periods of grace) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which he or she may have knowledge

(b) The Company will, so long as any Security of any series is Outstanding, promptly upon becoming aware of any Default or Event of Default with respect to such series, notify the Trustee shall comply with the provisions of Section 314(a)(4) of the Trust Indenture Act.

Section 10.05 Existence. Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and material rights (charter and statutory) of the Company and its Principal Subsidiary Banks; provided, however, that the Company shall not be required to, or to cause any such Principal Subsidiary Bank to, preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respects to the Holders.

Section 10.06 Waiver of Covenants. The Company may omit in respect of any series of Securities in any particular instance to comply with any covenant or condition set forth in Section 10.05 hereof, with respect to the Securities of any series and, if expressly provided pursuant to Section 3.01, any additional covenants applicable to the Securities of such series, if before or after the time for such compliance the Holders of a majority in principal amount of the Securities of such series at the time Outstanding shall, by Act of such Holders of Securities, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

Article XI Redemption of Securities

Section 11.01 Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for such Securities) in accordance with this Article.

Section 11.02 Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such Securities. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed (identified by CUSIP or ISIN, as applicable) and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction or condition.

Section 11.03 Selection by Trustee of Securities to Be Redeemed. Unless otherwise specified as contemplated by Section 3.01, if less than all the Securities of any series are to be redeemed the Securities to be redeemed shall be selected by lot by the Depositary (or otherwise in accordance with the procedures of such Depositary) in the case of Securities represented by a Global Security, or, in the case of Securities not represented by a Global Security (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, pro rata or by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence. So long as the Securities are represented by a Global Security neither the Trustee nor any of its agents shall have any responsibility for any actions taken or not taken by the Depositary.

If any Security selected for partial redemption is converted or exchanged in part before termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted or exchanged portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.04 Notice of Redemption. Notice of redemption shall be given by electronic means or first-class mail, postage prepaid, delivered not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to each Holder of Securities to be redeemed, at its address appearing in the Security Register. Failure to give notice in the manner herein provided to the Holder of any Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceeding for the redemption of any other Securities or portions thereof. Any notice that is delivered to the Holder of any Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

All notices of redemption shall identify the Securities to be redeemed and shall state:

(a) the Redemption Date and the CUSIP or ISIN, as applicable,

(b) the Redemption Price, or, if the Redemption Price cannot be calculated until a date subsequent to the applicable notice of redemption, the formula or other methodology for calculating the Redemption Price,

(c) if less than all the Outstanding Securities of any series and of a specified tenor consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series and of a specified tenor consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

(d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

(e) the place or places where each such Security is to be surrendered for payment of the Redemption Price,

(f) that the redemption is for a sinking fund, if such is the case,

(g) in the case of Securities of any series that are convertible or exchangeable into Company Common Stock or other securities or property, the then current conversion or exchange price or rate, the date or dates on which the right to convert or exchange the principal of the Securities of such series to be redeemed will commence or terminate, as applicable, and the place or places where and the Persons to whom such Securities may be surrendered for conversion or exchange, and

(h) if the Redemption Price or any portion thereof shall be payable, at the option of the Company or any Holders, in cash or in Company Common Stock or other securities or property (or a combination thereof), a statement as to whether the Company has elected to pay the Redemption Price in cash or Company Common Stock or other securities or property or a combination thereof and, if applicable, the portion of the Redemption Price that is to be paid in cash, Company Common Stock or other securities or property.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request and provision of such notice information 5 Business Days prior to the giving of such notice to the Holders (unless a shorter period shall be acceptable to the Trustee), by the Trustee in the name and at the expense of the Company and shall not be revocable.

Section 11.05 Deposit of Redemption Price. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portion thereof which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted or exchanged prior to such Redemption Date.

If any Security called for redemption is converted or exchanged, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.07) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

Section 11.06 Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed (except, in the case of Securities which are convertible or exchangeable into Company Common Stock or other securities or property, any such Securities which shall have been so converted or exchanged prior to the applicable Redemption Date) shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with, unless otherwise provided in or pursuant to this Indenture, any accrued and unpaid interest thereon to but excluding the Redemption Date; provided, however, that, unless otherwise specified in or pursuant to this Indenture of the Securities of such series, installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates according to their terms and the provisions of Section 3.07.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 11.07 Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

Article XII Sinking Funds

Section 12.01 Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 3.01 for such Securities.

The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an “optional sinking fund payment”. If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

Section 12.02 Satisfaction of Sinking Fund Payments with Securities. The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been converted or exchanged pursuant to this Indenture or the Securities or which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment is less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

Section 12.03 Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing mandatory sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 12.02, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and stating the basis for such credit and that such Securities have not been previously so credited and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officer’s Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.06 and 11.07.

Article XIII Defeasance and Covenant Defeasance

Section 13.01 Company’s Option to Effect Defeasance or Covenant Defeasance. The Company may elect, at its option at any time, to have Section 13.02 or Section 13.03 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 3.01 as being defeasible pursuant to such Section 13.02 or 13.03, in accordance with any applicable requirements provided pursuant to Section 3.01 and upon compliance with the conditions set forth below in this Article.

Section 13.02 Defeasance and Discharge. Upon the Company’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter called “Defeasance”). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 13.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company’s obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 10.02 and 10.03, and with respect to the Trustee under Section 6.07 and with respect to any rights of Holders of such Securities to convert or exchange, and the obligations of the Company to convert or exchange, such Securities into Company Common Stock or other securities or property as may be provided with respect to any Security or series of Securities, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 13.03 applied to such Securities.

Section 13.03 Covenant Defeasance. Upon the Company’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company shall be released from its respective obligations under Sections 10.04 and 10.05, and any covenants provided pursuant to Sections 9.01 for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Section 5.01(a)(3) or 5.01(b)(3) (with respect to any of Sections 10.04 or 10.05, and any such covenants provided pursuant to Section 9.01) shall be deemed not to be or result in an Event of Default with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter called “Covenant Defeasance”). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.01(a)(3) or 5.01(b)(3), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 13.04 Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to the application of Section 13.02 or Section 13.03 to any Securities or any series of Securities, as the case may be:

(a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities or on any Redemption Date established pursuant to clause (i) of Section 13.04(b) below, in accordance with the terms of this Indenture and such Securities. As used herein, “U.S. Government Obligation” means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

(b) In the event of an election to have Section 13.02 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the beneficial owners of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Defeasance were not to occur.

(c) In the event of an election to have Section 13.03 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the beneficial owners of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

(d) No event which is, or after notice or lapse of time or both would become, an Event of Default or Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Section 5.01(a)(1) and Section 5.01(a)(2), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

(e) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company is a party or by which it is bound.

(f) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

(g) If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

(h) The Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that the conditions precedent with respect to such Defeasance or Covenant Defeasance provided for, in the case of the Officer’s Certificate, in clauses (a) – (e), and in the case of the Opinion of Counsel, in clauses (a) (with respect to the validity and perfection of the security interest), (b), (c) and (e) have been complied with.

Section 13.05 Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 13.04 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 13.04 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

Section 13.06 Repayment to the Company. Anything in this Article XIII to the contrary notwithstanding, the Trustee or the Paying Agent shall deliver or pay to the Company from time to time upon the request of the Company any cash or U.S. Government Obligations held by it as provided in Section 13.04 hereof which, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance. The final paragraph of Section 10.03 hereof shall apply with respect to amounts held by the Trustee as provided in Section 13.04 hereof.

Section 13.07 Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 13.02 or 13.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 13.05 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

Article XIV Meetings of Holders of Securities

Section 14.01. Purposes of Meetings. A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article XIV for any of the following purposes:

(a) to give any notice to the Company or the Trustee for the Securities of such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article V;

(b) to remove the Trustee for such series and nominate a successor trustee pursuant to the provisions of Article VI;

(c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

(d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

Section 14.02. Call of Meetings by Trustee The Trustee for the Securities of any series may at any time call a meeting of Holders of Securities of such series to take any action specified in Section 14.01 to be held at such time and at such place in the Borough of Manhattan, the City of New York. Notice of every meeting of the Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of Securities of such series in the manner and to the extent provided in Section 1.06.

Section 14.03. Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of any or all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of Securities of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee for such series shall not have given the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place in the Borough of Manhattan, or other place, for such meeting and may call such meeting to take any action authorized in Section 14.01 by giving notice thereof as provided in Section 14.02.

Section 14.04. Qualifications for Voting. To be entitled to vote at any meeting of Holders a person shall be (a) a Holder of one or more Securities with respect to which such meeting is being held or (b) a person appointed by an instrument in writing as proxy by such Holder. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the Securities of the series with respect to which such meeting is being held and its counsel and any representatives of the Company and their counsel.

Section 14.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee for the Securities of any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of the Securities of such series, in regard to proof of the holding of Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting unless the meeting shall have been called by the Company or by Holders of the Securities of such series as provided in Section 14.03, in which case the Company or the Holders calling the meeting as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

At any meeting each Holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each 1,000 (in the currency or currency unit in which such Securities are denominated) principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of “Outstanding”) of Securities of such series held or represented by it; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by it or instruments in writing aforesaid duly designating it as the Person to vote on behalf of other Holders of such series. At any meeting of Holders, the presence of Persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the Persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present. Any meeting of Holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 14.02 or Section 14.03 may be adjourned from time to time by a majority of such Holders present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

Section 14.06. Voting The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was delivered as provided in Section 14.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 14.07. No Delay of Rights by Meeting. Nothing contained in this Article XIV shall be deemed or construed to authorize or permit by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities of any series.

Article XV Subordination

Section 15.01 Securities Subordinated To Senior Company Indebtedness. The Company covenants and agrees, and each Holder of Securities, by its acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Securities and the payment of the principal of (and premium, if any) and interest on each of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Senior Company Indebtedness and, to the extent provided in Section 15.10, to all Other Company Obligations.

Anything in this Indenture or in the Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Securities shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Company Indebtedness:

(a) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, arrangement or other similar proceedings in connection therewith, relative to the Company or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Company Indebtedness shall be entitled to receive payment in full of all principal, premium and interest on, or other amounts in respect of, all Senior Company Indebtedness before the Holders of the Securities are entitled to receive any payment on account of principal, premium, if any, or interest upon the Securities, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provisions reflecting the rights conferred in the Securities upon Senior Company Indebtedness and the Holders thereof with respect to the subordinated indebtedness represented by the Securities and the Holders hereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Senior Company Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Securities after giving effect to any concurrent payment or distribution in respect of such Senior Company Indebtedness, except securities which are subordinate and junior in right of payment to the payment of all Senior Company Indebtedness then outstanding;

(b) In the event that any Security of any series is declared or otherwise becomes due and payable before its expressed maturity because of the occurrence of an Event of Default hereunder (under circumstances when the provisions of the foregoing clause (a) or the following clause (c) shall not be applicable), then the holders of Senior Company Indebtedness outstanding at the time such Security so becomes due and payable because of such occurrence of an Event of Default hereunder shall, so long as such declaration has not been rescinded and annulled pursuant to Section 5.02, be entitled to receive payment in full of all principal of, and premium and interest on or other amounts in respect of, all such Senior Company Indebtedness before the Holders of the Securities of such series are entitled to receive any payment on account of principal of, premium, if any, or interest on, the Securities of such series; provided, however, nothing herein shall prevent the Holders of Securities from seeking any remedy allowed at law or at equity so long as any judgment or decree obtained thereby makes provision for enforcing this clause; and

(c) In the event that any default shall occur and be continuing, in each case, with respect to any Senior Company Indebtedness permitting the holders of such Senior Company Indebtedness to accelerate the maturity thereof, if either

(i) written notice of such default shall have been received by the Company and the Trustee, provided that judicial proceedings shall be commenced in respect of such default within 180 days in the case of a default in payment of principal or interest and within 90 days in the case of any other default after the giving of such notice, and provided further that only one such notice shall be given pursuant to this Section 15.01(c) in any twelve month period, or

(ii) judicial proceedings shall be pending in respect of such default,

then the Holders of the Securities and the Trustee for the benefit of the Holders shall not be entitled to receive any payment on account of principal, premium, if any, or interest thereon (including any such payment which would cause such default) unless payment in full of all principal of, and premium and interest on or other amounts in respect of, such Senior Company Indebtedness shall have been made or provided for unless and until such default shall have been cured or waived or shall have ceased to exist. The Trustee, forthwith upon receipt of any notice received by it pursuant to this Section 15.01(c), shall, as soon as practicable, send a notice thereof to each Holder of Securities at the time outstanding as the names and addresses of such Holders appear on the Security Register. In case despite the foregoing provisions, any payment or distribution shall, in any such event, be paid or delivered to any Holder of the Securities or to the Trustee for its benefit before all Senior Company Indebtedness shall have been paid in full, such payment or distribution shall be held in trust for and so paid and delivered to the holders of Senior Company Indebtedness (or their duly authorized representatives) until all Senior Company Indebtedness shall have been paid in full.

The Company shall give written notice to the Trustee within five days after the occurrence of any insolvency, bankruptcy, receivership, liquidation, reorganization, arrangement or similar proceeding of the Company within the meaning of this Section 15.01. Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee, subject to the provisions of Section 315(a) through 315(b) of the Trust Indenture Act, and the Holders of the Securities shall be entitled to rely upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Company Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing (as evidenced by such holder to the satisfaction of the Trustee) itself to be a holder of Senior Company Indebtedness (or a trustee or agent on behalf of such holder similarly as evidenced to the satisfaction of the Trustee) to establish that such notice has been given by a holder of Senior Company Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Company Indebtedness to participate in any payment or distribution pursuant to this Section 15.01, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Company Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section 15.01, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinate to the payment of the Securities, shall be received by the Trustee or Holders of the Securities which, in accordance with the terms of this Article XV should be payable to the holders of Senior Company Indebtedness and if such fact shall, at or prior to the time of such payment or distribution have been actually known by the Trustee or, as the case may be such Holder, then upon such actual knowledge, such payment or distribution shall be paid over by the Trustee or the Holder, as the case may be, to the holders of such Senior Company Indebtedness (or the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment of assets of the Company).

Section 15.02 Subrogation. Subject to the payment in full of all Senior Company Indebtedness to which the indebtedness evidenced by the Securities is in the circumstances subordinated as provided in Section 15.01, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Company Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Company Indebtedness until all amounts owing on the Securities shall be paid in full. As between the Company, its creditors other than holders of such Senior Company Indebtedness, and the Holders of the Securities, no such payment or distribution made to the holders of such Senior Company Indebtedness by virtue of this Article XV which otherwise would have been made to the Holders of the Securities shall be deemed to be a payment by the Company on account of such Senior Company Indebtedness, it being understood that the provisions of this Article XV are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand, and the holders of the Senior Company Indebtedness, on the other hand and, in the case of Section 15.10, the holders of other unsecured subordinated indebtedness and creditors in respect of Other Company Obligations.

Section 15.03 Obligation of Company Unconditional.

Nothing contained in this Article XV or elsewhere in this Indenture or in the Securities,

(a) is intended to or shall impair as between its creditors other than the holders of Senior Company Indebtedness or creditors with respect to Other Company Obligations and the Holders of the Securities, the obligation of the Company which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms,

(b) is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Company Indebtedness and creditors with respect to Other Company Obligations, or

(c) prevents the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XV of the holders of Senior Company Indebtedness and creditors with respect to Other Company Obligations in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Company Indebtedness, other Company Obligations, and other indebtedness of the Company the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

Section 15.04 Rights of Holders Not Impaired. Nothing contained in this Article XV or elsewhere in this Indenture, or in any of the Securities, shall (a) affect the obligation of the Company to make, or prevent the Company from making payment of the principal of (or premium, if any), or interest on, the Securities in accordance with the provisions hereof and thereof, except as otherwise provided in this Article XV; (b) affect the relative rights of Holders of the Securities and creditors of the Company other than the holders of Senior Company Indebtedness or creditors with respect to Other Company Obligations; (c) prevent the Holder of any Security or the Trustee from exercising all remedies otherwise permitted by applicable law upon default thereunder, subject to the rights, if any, under this Article XV of the holders of Senior Company Indebtedness or creditors with respect to Other Company Obligations in respect of cash, property or securities of the Company received upon the exercise of such remedy; or (d) prevent the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to the payment of or on account of the principal of, or premium, if any, or interest on the Securities or prevent the receipt by the Trustee or any Paying Agent of such moneys, if, prior to the third Business Day of such deposit, the Trustee or such Paying Agent did not have written notice of any event prohibition the making of such deposit by the Company.

Section 15.05 Effectuation of Subordination by Trustee. Each Holder of Securities, by its acceptance thereof, authorizes and directs the Trustee on its behalf, subject to the terms hereof, to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XV and appoints the Trustee as its attorney-in-fact for any and all such purposes.

Section 15.06 Knowledge of Trustee. Notwithstanding the provisions of this Article XV or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee, or the taking of any other action by the Trustee, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company, any Holder of the Securities, any paying agent of the Company or the holder or representative of any class of Senior Company Indebtedness or any Other Company Obligation.

Section 15.07 Trustee’s Relation To Senior Company Indebtedness or Other Company Obligations. Except as otherwise provided in the Trust Indenture Act, the Trustee shall be entitled to all the rights set forth in this Article XV with respect to any Senior Company Indebtedness or Other Company Obligations at the time held by it, to the same extent as any other holder of Senior Company Indebtedness or Other Company Obligations, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Notwithstanding anything in this Indenture or in the Securities, nothing in this Article XV shall apply to or limit claims of or payment to the Trustee under or pursuant to Sections 5.06 and 6.07.

With respect to holders of Senior Company Indebtedness and Other Company Obligations the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of Senior Company Indebtedness or Other Company Obligations shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Company Indebtedness or Other Company Obligations and the Trustee shall not be liable to any holder of Senior Company Indebtedness or Other Company Obligations if it shall pay over or deliver to Holders, the Company or any other Person monies or assets to which any holder of Senior Company Indebtedness or Other Company Obligations shall be entitled by virtue of this Article XV or otherwise.

No recourse may be taken with respect to the obligations of the Company or the Trustee against the Trustee in its individual capacity and the Trustee shall have no liability or responsibility for the action or inaction of any trustee in connection with the Senior Company Indebtedness or Other Company Obligations or otherwise any liability or responsibility for the Senior Company Indebtedness or Other Company Obligations.

Section 15.08 Rights Of Holders Of Senior Company Indebtedness Not Impaired. No right of any present or future holder of any Senior Company Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any non-compliance by the Company with the terms, provisions or covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

Section 15.09 No Waiver of Default or Event of Default. The failure to make a payment pursuant to the Securities by reason of any provision in this Article XV shall not be construed as preventing the occurrence of a Default or any Event of Default.

Section 15.10 Securities to Rank Pari Passu with All Other Unsecured Subordinated Indebtedness; Payment of Proceeds in Certain Cases. (a) Subject to the provisions of this Section and to any provisions established or determined with respect to Securities of any series pursuant to Section 3.01, the Securities shall rank pari passu in right of payment with all other unsecured subordinated indebtedness of the Company.

(b) Upon the occurrence of any of the events specified in Section 15.01, the provisions of that Section and the corresponding provisions of each indenture or other instrument or document establishing or governing the terms of any other unsecured subordinated indebtedness of the Company shall be given effect on a pro rata basis to determine the amount of cash, property or securities which may be payable or deliverable as between the holders of Senior Company Indebtedness, on the one hand, and the Holders of the Securities and holders of any other unsecured subordinated indebtedness of the Company, on the other hand.

(c) If, after giving effect to the provisions of Section 15.01 and the respective corresponding provisions of each indenture or other instrument or document establishing or governing the terms of any other unsecured subordinated indebtedness on such pro rata basis, any amount of cash, property or securities is available for payment or distribution in respect of the Securities (“Excess Proceeds”), and any creditors in respect of Other Company Obligations have not received payment in full of all amounts due on or in respect of such Other Company Obligations (and provision has not been made for such payment), then such Excess Proceeds shall first be applied (ratably with any amount of cash, property or securities available for payment or distribution in respect of any other indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to creditors in respect of Other Company Obligations) to pay or provide for the payment of Other Company Obligations remaining unpaid, to the extent necessary to pay all Other Company Obligations in full, after giving effect to any concurrent payment or distribution to or for creditors in respect of Other Company Obligations. Any Excess Proceeds remaining after the payment (or provision for payment) in full of all Other Company Obligations shall be available for payment or distribution in respect of the Securities.

(d) In the event that, notwithstanding the foregoing provisions of subsection (c) of this Section, the Trustee or Holder of any Securities shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, which, in accordance with the terms of this Article XV should be payable to the holders of Other Company Obligations and if such fact shall, at or prior to the time of such payment or distribution have been actually known by the Trustee or, as the case may be such Holder, then, subject to the obligations of the Trustee and the Holder hereunder, such payment or distribution shall be paid over by the Trustee or the Holder, as the case may be, to the holders of such Other Company Obligations (or the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment of assets of the Company)

(e) Subject to the payment in full of all Other Company Obligations, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to creditors in respect of Other Company Obligations and is entitled to like rights of subrogation) to the rights of the creditors in respect of Other Company Obligations to receive payments and distributions of cash, property and securities applicable to Other Company Obligations until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to creditors in respect of Other Company Obligations of any cash, property or securities to which Holders of the Securities or the Trustee would be entitled except for the provisions of this Section, and no payments over pursuant to the provisions of this Section to creditors in respect of Other Company Obligations by Holders of Securities or the Trustee, shall, as among the Company, its creditors other than creditors in respect of Other Company Obligations and the Holders of Securities be deemed to be a payment or distribution by the Company to or on account of Other Company Obligations.

(f) The provisions of subsection (c), (d) and (e) of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the creditors in respect of Other Company Obligations, on the other hand, after giving effect to the rights of the holders of Senior Company Indebtedness, as provided in this Article XV.

Nothing contained in subsections (c), (d) and (e) of this Section is intended to or shall affect the relative rights against the Company of the Holders of the Securities and (1) the holders of Senior Company Indebtedness, (2) the holders of other unsecured subordinated indebtedness or (3) other creditors of the Company, other than creditors in respect of Other Company Obligations.

Article XVI Immunity of Incorporators, Stockholders, Officers and Directors

Section 16.01 Exemption from Individual Liability. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Trustee or of any predecessor or successor corporation, either directly or through the Company or the Trustee, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood and agreed that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or the Trustee or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution and delivery of this Indenture and the issue of such Securities.

[Signatures on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

EVERBANK FINANCIAL CORP

By:	/s/ Steven J. Fischer
Name: Steven J. Fischer
Title: Senior Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Stefan Victory
Name: Stefan Victory
Title: Vice President

[Everbank – Signature Page to Indenture (Subordinated Debt Securities)]